EXHIBIT 10: Office Lease Agreement.



                         MAIL ONLY LEASE
                   JBS EXECUTIVE SUITES, LLC.
                    500 N. RAINBOW, SUITE 300
                      LAS VEGAS, NV. 89107
           Phone: (702) 221-1900 - FAX: (702) 221-1901


     THIS AGREEMENT is made this 22nd day of January, 2001, between JBS EXECUTIVE SUITES, as Landlord, and Christopher R.
Secreto representing BlueStar Leasing, Inc., as Tenant.

     1.    Location: 500 N. RAINBOW, SUITE 300, LAS VEGAS, NEVADA
89107.

     2.   Term of Lease One Year beginning 1/23    , 2001  .

     3. Tenant hereby agrees to: (a) promptly pay rent and all other charges specified herein; (b) pay a late charge of ten percent (10%) of the amount of any rent which is not paid by 4:00 p.m. on the FIFTH (5th) calendar day of the month.

     4. Any failure by Tenant to pay the rent or any other amount required to be paid hereunder as and when due, or any failure to observe or perform any other provision of this Agreement to be performed by Tenant is an event of default hereunder. In the event of default, Landlord shall have all the remedies afforded by law and equity.

     5. Time is of the essence. A waiver of one default does not waive time is of the essence. Time is of the essence at all times and need not be reinstated by new notices from Landlord. Except as otherwise required by law, no grace periods apply nor are any notices of default required to be given by Landlord to Tenant.

     6.    Rent (inclusive of all service described in section  7
below provided by Landlord):
     $60.00     per  month  for  the  company  named  above.   If
additional services are utilized, see Section 8 hereof for additional fees payable during the term hereof by Tenant.

          (a) Rent is due on the first day of each month during the term hereof.

          (b) Tenant agrees to pay all rental, sales, and transaction privilege.

          (c) A Security Deposit of $60.00 upon signature of this lease and will be held until termination of this lease by Tenant or Landlord and shall be refunded to tenant.

          (d) First month's rent in the amount of $60.00 to be paid at the execution of this Lease Agreement.

     7. Services and uses provided by Landlord and included in the monthly rent:

          (a)  Business license holding.

          (b) Mail sorting by company name, placed in mail box for pick-up by Tenant during normal business hours or forwarding on a weekly basis by one of the following methods:

                ____ Held in mail area for tenant to pick-up during normal business hours.

                ____ Forwarded to Tenant weekly, via regular postage at cost plus 20%.

               ____ Forwarded  to Tenant weekly via own overnight
                    account.   Pre-addressed forms to be provided
                    to Landlord by Tenant.

               ____ Forwarded  weekly  to Tenant  via  Landlord's
                    overnight account at cost plus 20%.

     8. The following additional services are available to Tenant, for which a separate monthly charge shall be made.
Landlord reserves the right to modify these charges at any time.

          (a)   Out-going mail handling                 20%  over
                postage

          (b)   Facsimile transmitting                  $1.00 per
                page (incoming/out-going)

          (c)  Additional company listings             $10.00/mo.
               ea. additional

          (d)  Conference room                         $15.00/hr.

          (e)  Media room (15-35 people)               $25.00/hr.

The  extra charges shown here shall be billed to tenant  monthly.
If Tenant reserves a conference room and fails to show or call to cancel, Landlord will bill Tenant for the time originally booked out.

     9. In the event of any action or proceedings brought by either party against the other under this Lease, the prevailing party shall be entitled to recover its reasonable expenses and attorney's fees incurred in such action or proceeding, as determined by the court.

     10. Any termination of this Lease shall be given to Landlord by Tenant thirty (30) days prior to such date that Tenant wishes to discontinue services.

     11.   Total  amount  received at  execution  of  this  Lease
Agreement to be in the amount of $420.00 described as follows:

          $  360.00      12  month's rent
          $  60.00            Refundable security deposit.

     12. DISCLOSURE. Tenants are aware that Scott L. Bleazard is a licensed Real Estate Agent in the State of Nevada and is one of the Landlords in this Lease.

          IN WITNESS WHEREOF, the parties hereto have entered into this Lease as of the day and year first above written.

LANDLORD: JBS EXECUTIVE SUITES

By:                 /s/  Scott Bleazard
                   --------------------
                         Scott Bleazard

TENANT: BlueStar Leasing, Inc.

By:                /s/ Christopher R. Secreto
                   --------------------------
                       Christopher R. Secreto





Billing Address:

ADDRESS:                 11410 N.E. 124th Street #306
CITY/STATE/ZIP:          Kirkland, WA  98034
CONTACT PERSON:          Christopher R. Secreto
TELEPHONE:               425-487-4390    Phone  425-487-3217